EXHIBIT A-1

VERIFICATION OF APPLICATION AND STATEMENT OF FACT

Permal Hedge Strategies Fund

State of New York	)
)
County of New York	)

In accordance with Rule 0-2(d) under the Act, the undersigned states that he has duly executed the attached Application for an order for and on behalf of Permal Hedge Strategies Fund (the “Fund”); that he is the President and Chief Executive Officer of the Fund; and that all actions taken by him and other persons necessary to authorize the undersigned to execute and file such instrument have been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

/s/ R. Jay Gerken
By: R. Jay Gerken
Title: President and Chief Executive Officer
Date: November 1, 2012

EXHIBIT A-2

VERIFICATION OF APPLICATION AND STATEMENT OF FACT

Legg Mason Partners Fund Advisor, LLC

State of New York	)
)
County of New York	)

In accordance with Rule 0-2(d) under the Act, the undersigned states that he has duly executed the attached Application for an order for and on behalf of Legg Mason Partners Fund Advisor, LLC; that she is the Senior Vice President of Legg Mason Partners Fund Advisor, LLC and as such has the authority to sign and file this document on behalf of Legg Mason Partners Fund Advisor, LLC; and that all actions taken by her and other persons necessary to authorize the undersigned to execute and file such instrument have been taken. The undersigned further states that she is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of her knowledge, information and belief.

/s/ Jeanne M. Kelly
By: Jeanne M. Kelly
Title: Senior Vice President
Date: November 1, 2012

EXHIBIT A-3

VERIFICATION OF APPLICATION AND STATEMENT OF FACT

Permal Asset Management Inc.

State of New York	)
)
County of New York	)

In accordance with Rule 0-2(d) under the Act, the undersigned states that she has duly executed the attached Application for an order for and on behalf of Permal Asset Management Inc.; that she is the Chief Compliance Officer of Permal Asset Management Inc. and as such has the authority to sign and file this document on behalf of Permal Asset Management Inc.; and that all actions taken by her and other persons necessary to authorize the undersigned to execute and file such instrument have been taken. The undersigned further states that she is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of her knowledge, information and belief.

/s/ Karen Hager
By: Karen Hager
Title: Chief Compliance Officer
Date: November 1, 2012

EXHIBIT A-4

VERIFICATION OF APPLICATION AND STATEMENT OF FACT

Legg Mason Investor Services, LLC

State of New York	)
)
County of New York	)

In accordance with Rule 0-2(d) under the Act, the undersigned states that he has duly executed the attached Application for an order for and on behalf of Legg Mason Investor Services, LLC; that he is the Managing Director of Legg Mason Investor Services, LLC and as such has the authority to sign and file this document on behalf of Legg Mason Investor Services, LLC; and that all actions taken by him and other persons necessary to authorize the undersigned to execute and file such instrument have been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

/s/ Jeremy O’Shea
By: Jeremy O’Shea
Title: Managing Director
Date: November 1, 2012

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